UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21477

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

Item 1. Schedule of Investments.

WESTERN ASSET / CLAYMORE

INFLATION — LINKED OPPORTUNITIES & INCOME FUND

FORM N-Q

MARCH 31, 2011

Schedule of investments (unaudited)

March 31, 2011

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 88.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	11,681,300	$13,113,170
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	137,608,736	146,875,858
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	52,026,480	53,026,377
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	7,404,615	8,387,460
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	15,403,215	20,611,427
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	23,105,023	24,431,760	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	9,179,941	9,699,902
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	15,730,274	16,462,707
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	109,121,147	118,029,907
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	65,375,016	71,238,371
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	13,442,356	14,364,945
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	6,588,253	7,229,580
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	25,138,670	27,249,916
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	20,828,820	21,619,669
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	35,045,630	38,692,548
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	23,420,397	26,393,687
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	29,765,453	32,183,896
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	18,696,341	19,907,228
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,640,635	6,294,153
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	39,154,227	40,435,902
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	13,306,855	13,501,255
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $678,147,362)				729,749,718
ASSET-BACKED SECURITIES — 0.5%
Bayview Financial Acquisition Trust, 2004-C A1	0.878%	5/28/44	37,081	35,117	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.650%	9/25/46	162,286	99,619	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.700%	10/27/32	11,356	10,364	(b)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.750%	5/25/34	550,000	451,156	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.805%	8/15/37	1,659,732	1,402,339	(b)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.650%	9/25/34	663,179	586,571	(b)
MSCC HELOC Trust, 2005-1 A	0.440%	7/25/17	50,761	45,250	(b)
New Century Home Equity Loan Trust, 2003-A M1	1.375%	10/25/33	373,723	309,243	(b)(c)
RAAC Series, 2006-RP3 A	0.520%	5/25/36	1,304,637	835,722	(b)(c)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	220,476	(b)(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,944,560)				3,995,857
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
Banc of America Funding Corp., 2005-F 4A1	3.164%	9/20/35	294,856	239,651	(b)
Banc of America Funding Corp., 2006-D 6A1	5.429%	5/20/36	1,484,080	983,675	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.600%	8/25/35	41,617	33,094	(b)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.465%	4/25/34	396,778	379,039	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.410%	1/25/47	331,391	159,592	(b)
Citigroup Mortgage Loan Trust Inc., 2005-11A3	4.900%	12/25/35	571,037	552,203	(b)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.355%	3/25/37	856,008	450,735	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.767%	12/25/34	12,141	10,104	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.176%	12/25/34	10,582	8,693	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-56 6A1	3.021%	12/25/33	1,969,647	1,815,544	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.674%	9/19/44	54,656	31,244	(b)
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.426%	10/25/34	23,287	20,801	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.620%	2/25/37	325,111	198,876	(b)
Green Tree Home Improvement Loan Trust, 1995-C B2	7.600%	7/15/20	2,021	1,999

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Harborview Mortgage Loan Trust, 2006-02	2.841%	2/25/36	365,063	$199,084	(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.434%	11/19/46	994,529	583,624	(b)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.250%	11/25/47	89,889	66,271	(b)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.370%	7/25/36	2,434,014	1,326,620	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.965%	1/25/36	928,743	795,664	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.460%	4/25/46	649,480	363,528	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	5.068%	6/25/37	259,236	145,234	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.489%	12/25/34	83,494	81,179	(b)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.700%	1/25/37	331,702	206,346	(b)
Residential Asset Securitization Trust, 2003-A1 A2	0.750%	3/25/33	115,666	115,085	(b)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	577,469	433,333
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.171%	9/25/37	287,706	288,709	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	36,653	27,402	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	3.648%	2/25/37	453,893	361,333	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.368%	3/25/37	341,978	251,225	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR2 A	1.712%	4/25/44	2,365,590	1,927,530	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR6 2A	1.272%	8/25/46	374,003	206,337	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.272%	9/25/46	88,724	59,553	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.570%	2/25/36	120,709	23,652	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $8,104,791)				12,346,959
COLLATERALIZED SENIOR LOANS — 0.7%
CONSUMER DISCRETIONARY — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B1	2.996 - 3.054%	7/7/14	1,067,120	1,066,028	(d)
HEALTH CARE — 0.4%
Health Care Providers & Services — 0.4%
Community Health Systems Inc., Delayed Draw Term Loan	2.561%	7/25/14	64,290	63,565	(d)
Community Health Systems Inc., Term Loan	3.811%	1/25/17	627,837	626,031	(d)
Community Health Systems Inc., Term Loan B	2.561%	7/25/14	1,249,554	1,235,488	(d)
HCA Inc., Term Loan B1	2.557%	11/8/13	1,281,283	1,274,476	(d)
TOTAL HEALTH CARE				3,199,560
MATERIALS — 0.1%
Paper & Forest Products — 0.1%
Georgia-Pacific Corp., Term Loan B1	2.307 - 2.310%	12/21/12	718,825	718,090	(d)
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc., Term Loan B1	2.563 - 4.134%	11/4/13	82,136	82,034	(d)
MetroPCS Wireless Inc., Term Loan B2	3.813 - 4.134%	11/4/16	894,846	895,484	(d)
TOTAL TELECOMMUNICATION SERVICES				977,518
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $5,442,016)				5,961,196
CORPORATE BONDS & NOTES — 4.2%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	3,920,000	1,166,200	(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000		$1,365,785
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	3,490,000		3,620,980
TOTAL CONSUMER STAPLES					4,986,765
ENERGY — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	5,000,000		5,602,910
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,350,000		2,357,316
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,150,000		1,186,379
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	223,000		255,335	(c)
TOTAL ENERGY					9,401,940
FINANCIALS — 1.4%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	2,810,000		2,977,707
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	4,410,000		0	(c)(e)(f)(g)
Total Capital Markets					2,977,707
Commercial Banks — 0.1%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,540,000		0	(c)(e)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,103,000		1,097,485	(b)(c)
Total Commercial Banks					1,097,485
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	522,000		561,803
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	626,000		672,167
Total Consumer Finance					1,233,970
Diversified Financial Services — 0.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000		2,066,434
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,560,000		2,797,606
Total Diversified Financial Services					4,864,040
Insurance — 0.1%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	930,000		957,307
TOTAL FINANCIALS					11,130,509
MATERIALS — 0.6%
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	3,460,000		3,814,650
Vale Overseas Ltd., Notes	8.250%	1/17/34	850,000		1,034,966
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000		191,675
TOTAL MATERIALS					5,041,291
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	590,000		649,828
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	440,000		453,682
TOTAL TELECOMMUNICATION SERVICES					1,103,510
UTILITIES — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	488,168		403,959	(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,101,000		1,166,702
TOTAL UTILITIES					1,570,661
TOTAL CORPORATE BONDS & NOTES (Cost — $40,753,148)					34,400,876
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.2%
Australia — 3.2%
Australia Government, Bonds	4.000%	8/20/20	8,725,000	AUD	14,793,290
Australia Government, Bonds	3.000%	9/20/25	9,870,000	AUD	11,087,213
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $22,308,869)					25,880,503

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SOVEREIGN BONDS — 0.4%
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $3,552,652)	7.500%	3/31/30	3,088,050	$3,599,524	(c)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $760,253,398)				815,934,633
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreements — 0.3%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/11; Proceeds at maturity - 2,555,011 ; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market Value - 2,606,100) (Cost - $2,555,000)	0.150%	4/1/11	2,555,000	2,555,000
TOTAL INVESTMENTS — 99.6% (Cost — $762,808,398#)				818,489,633
Other Assets in Excess of Liabilities — 0.4%				3,333,114
TOTAL NET ASSETS — 100.0%				$821,822,747

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	Securities are in default as of March 31, 2011.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(g)	Illiquid security.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AUD	- Australian Dollar
	HELOC	- Home Equity Line of Credit

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$729,749,718	—		$729,749,718
Asset-backed securities	—	3,995,857	—		3,995,857
Collateralized mortgage obligations	—	12,346,959	—		12,346,959
Collateralized senior loans	—	5,961,196	—		5,961,196
Corporate bonds & notes	—	34,400,876	$0	*	34,400,876
Non-U.S. treasury inflation protected securities	—	25,880,503	—		25,880,503
Sovereign bonds	—	3,599,524	—		3,599,524
Total long-term investments	—	$815,934,633	$0	*	$815,934,633
Short-term investments†	—	2,555,000	—		2,555,000
Total investments	—	$818,489,633	$0	*	$818,489,633
Other financial instruments:
Forward foreign currency contracts	—	$246,934	—		$246,934
Credit default swaps on corporate issues - sell protection‡	—	211,798	—		211,798
Credit default swaps on credit indices - sell protection‡	—	335,693	—		335,693
Total other financial instruments	—	$794,425	—		$794,425
Total	—	$819,284,058	$0	*	$819,284,058

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$1,031,288	—		$1,031,288
Futures contracts	$40,474	—	—		40,474
Total	$40,474	$1,031,288	—		$1,071,762

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2010	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2011	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011	—

* Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(f) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features, which had a liability position of $1,031,288.  If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Security Transactions.  Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2.  Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$67,622,373
Gross unrealized depreciation	(11,941,138)
Net unrealized appreciation	$55,681,235

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$51,001,071	0.25%	$51,039,300

*  Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.24% to 0.28% for the period ended March 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $6,403.

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	917	$523,567
Options closed	(193)	(162,217)
Options exercised	(174)	(27,981)
Options expired	(550)	(333,369)
Written options, outstanding March 31, 2011	—	—

At March 31, 2011, the Fund had the following open futures contracts:

Contracts to Sell:	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
U.S. Treasury 5-Year Notes	290	6/11	$33,828,354	$33,868,828	$(40,474)

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse First Boston Inc.	3,000,000	$3,084,017	5/18/11	$31,667
Euro	Citibank N.A.	917,372	1,298,879	5/18/11	30,695
Japanese Yen	Citibank N.A.	721,289,040	8,673,941	5/18/11	(246,059)
					(183,697)
Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	26,221,677	26,956,031	5/18/11	(750,874)
Euro	Credit Suisse First Boston Inc.	982,429	1,390,991	5/18/11	(34,355)
Japanese Yen	Citibank N.A.	726,314,760	8,734,379	5/18/11	184,572
					(600,657)
Net unrealized loss on open forward foreign currency contracts					$(784,354)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2011, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

JP Morgan Chase & Co. (SLM Corp., 5.125%, due 8/27/12)	$8,100,000	12/20/12	0.98%	2.500% Quarterly	$211,798	—	$211,798

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

JP Morgan Chase & Co. (CDX HY 8)	$8,700,000	6/20/12	2.750% Quarterly	$182,442	$(51,085)	$233,527
Barclay’s Capital Inc. (CDX HY 8)	7,308,000	6/20/12	2.750% Quarterly	153,251	(130,028)	283,279
Total	$16,008,000			$335,693	$(181,113)	$516,806

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	—	$(40,474)	—	—	—	$(40,474)
Foreign Exchange Contracts	—	—	$246,934	$(1,031,288)	—	(784,354)
Credit Contracts	—	—	—	—	$547,491	547,491
Total	—	$(40,474)	$246,934	$(1,031,288)	$547,491	$(277,337)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$80,823
Written options†	25,781
Forward foreign currency contracts (to buy)	18,836,422
Forward foreign currency contracts (to sell)	51,353,859
Futures contracts (to buy) †	2,355,539
Futures contracts (to sell)	14,657,501

Average Notional Balance
Credit default swap contracts (to sell protection)	$24,108,000

† At March 31, 2011, there were no open positions held in this derivative.

Item 2. Controls and Procedures

(a)                   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3. Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
Trustee and President
Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
Trustee and President
Date: May 24, 2011

By:	Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer
Date: May 24, 2011